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                                                                 Exhibit 10.13.3

       Amendment No. 2 to the General Agreement for Purchase of Personal
                  Communications Systems and Services Between
               TeleCorp PCS, Inc., and Lucent Technologies Inc.

This is the second amendment ("Amendment No.2") to the General Agreement for the Purchase of Personal Communications Systems and Services ("Agreement"), Contract No. LNM980501JATEL, between TeleCorp PCS, Inc., a Delaware corporation ("Customer"), and Lucent Technologies Inc. ("Seller" or "Lucent"), a Delaware corporation, and is made effective as of the date September 18, 1998. Capitalized terms not defined herein shall have the same meaning given to such terms in the Agreement.

        WHEREAS, the undersigned parties have previously entered into the General Agreement and Amendment No. 1 to the General Agreement (the "First Amendment"); and

        WHEREAS, the undersigned parties now wish to modify the General Agreement as stated in this Amendment.

        NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree to modify the General Agreement as follows:

        1. Customer agrees to bear responsibility for installation of MAUs at cell sites for which the MAUs were not available at the time of original cell site installation and tower construction. Installation of the MAUs will be done in accordance with Attachment A of this Amendment, "MAU Statement of Work."

        2. Seller agrees to credit Customer an amount not to exceed $1,600 per cell site for which Customer (or its agent) performs installations of MAUs. This credit is only available for installations in New Orleans, Memphis, Little Rock, and/or New England market areas and will be applied to Customer's future purchases from Seller. Customer and Seller agree to jointly track these installations in order to determine the appropriate credits.

        3. Seller remains responsible for assigning available MAUs to specific cell sites.

        4. Attachment C of the General Agreement, Responsibility Matrix, is hereby amended to remove the reference to "Draft". The section "SiteInstallation/Integration," item 7, is changed to reflect that this item is the Customer's responsibility.

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        5.  Seller agrees to credit Customer an amount not to exceed $500 per cell site for which Customer (or its agent) performs AC electrical connectivity in the market areas of New Orleans, Memphis, Little Rock, and New England. Customer shall be eligible to receive a credit pursuant to mutually acceptable terms to be agreed upon for other domestic markets as they are awarded to Customer. Seller agrees to credit Customer an amount not exceed $800 per cell site for which Customer (or its agent) performs AC electrical connectivity in Puerto Rico. This credit will be applied to Customer's future purchases from Seller. Customer and Seller agree to jointly track these installations in order to determine the appropriate credits.

        6. Except as modified by this Amendment, all terms and conditions of the Agreement shall remain in effect and be fully applicable to this Amendment.

        7. Deference shall be granted to this Amendment and to any documents attached hereto in the event of a conflict between this Amendment and the Agreement.


    IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized representatives on the date(s) indicated.

TeleCorp PCS, Inc.                      Lucent Technologies Inc.

By: /s/ Tom Sullivan                    By: /s/ Charles M. Many
   ----------------------------            ---------------------------
Name: Tom Sullivan                      Name: Charles M. Many
     --------------------------              -------------------------
Title: Executive Vice President         Title: Vice President - Sales
       and General Counsel                    ------------------------
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Date: 3/18/99                           Date: 3/22/99
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